Exhibit 10.3

Exhibit 10.3

EQUIPMENT AGREEMENT

MASTER EQUIPMENT,
PROCUREMENT AND SERVICES AGREEMENT

This Master Equipment, Procurement and Services Agreement (the “MEPS Agreement”) is entered into as of January _, 2014, by and among CEN Biotech, Inc., a Company Incorporated in Canada (“Company”), and Organic Growth International, LLC, a Nevada limited liability company (“Investor”) (collectively the “Parties”).

WHEREAS, the Sellers (as defined in the Interest Purchase Agreement) and Company agreed, as part of the Interest Purchase Agreement, to enter into this MEPS Agreement and elect to use Investor as its sole or primary source and supplier for equipment, general supplies, consumables and services associated with the production, growth, harvesting and sale of legal cannabis, with the  purpose of supplying the Canadian public with pharmaceutical-grade medical cannabis under Canadian laws and regulations;

WHEREAS, Investor is a joint venture company, co-owned with GrowLife, Inc. (OTBB: PHOT), with a wide range of products and expertise in hydroponics and other controlled environmental and growing systems tailored for the legal cannabis industry; and

WHEREAS, the Parties intend the following terms to have the following meanings in order to define their undertakings pursuant to this MEPS Agreement:

a.	"Equipment" means all infrastructure required to build and maintain one or more fully-licensed and compliant marijuana growing facilities;

b.
“Procurement” means any the sourcing and purchasing of equipment and services of all types and kinds including where necessary securing licenses and approvals for import and export and the myriad of administrative functions associated with sourcing and purchasing;  and

c.
“Services” means a wide range of consulting and advisory information provided directly or indirectly including (1) facility design, operation and equipment selections, (2) marketing and sales, (3) branding and (4) compliance with existing and anticipated regulatory requirements;

WHEREAS, the Parties desire to put into place a MEPS Agreement that will facilitate the supply by OGI to CEN Biotech of a broad range of equipment, procurement and services for successful implementation of the mission of CEN Biotech to produce and supply medical marijuana under Canadian law and regulations, inclusive of such importation and exportation of medical marijuana as may be allowed;

NOW THEREFORE, the Parties agree as follows:

A.  OGI agrees to extend its best efforts to provide timely and competitively priced Equipment, Procurement and Services requirements at all times consistent with the requirements of CEN Biotech. OGI is hereby granted the global right to distribute all products and services sold or licensed by the Company anywhere in the world; the terms and conditions of such shall be mutually negotiated between the parties in good faith to reflect market prices and conditions.

B.  CEN Biotech agrees to timely identify to OGI its requirements for Equipment, Procurement and Services to OGI in order to allow for an orderly process of obtaining quotes, processing purchase orders and fulfilling purchase orders and allowing for delivery.  It is understood that CEN Biotech shall determine the design and infrastructure of each growing facility (compliant with all applicable laws and regulations) in their sole discretion and there shall be no limitation upon CEN Biotech’s utilization of technology licensed by Jade Engineering.

C.  The term of the agreement is for the longer of either a term of 5 (“five”) years or for as long as Investor or Growlife Inc. owns the Interests.

D.  The legal cannabis growing equipment needs of Company shall generally be supplied by OGI affiliate GrowLife, Inc. over the term of the Agreement on primary basis, as long as specifications, price and quality are substantially equal, and to the extent not, Company shall provide specifications to Investor and allow Investor the opportunity to match same.  In the event that Investor cannot match same, Company shall have the right to buy such product on the open market.

E.  The Parties agreed on the following standardized terms to govern this MEPS Agreement in furtherance of the purposes above.

1.           Assignment.  Neither this Agreement nor the rights, interests or other obligations accruing under this Agreement may be assigned or transferred, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party to this Agreement, and any such assignment without such prior written consent shall be null and void.

2.           Binding.  This Agreement shall be binding upon the respective heirs, executors, administrators, successors and permitted assigns of Investor and Company.

3.           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States, but without giving effect to any conflict of law provision or rule that would cause the application of the substantive laws of any other jurisdiction.  Each of the Parties hereto irrevocably and unconditionally submits for itself to the exclusive jurisdiction (and waives any objection to the venue) of any United States federal court or state court sitting in the County of Los Angeles, State of California, United States, and any appellate court there from, in any suit, action arising out of relating to this Agreement and the transactions contemplated hereby.

4.           WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAWS WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE.  ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF HIS OR ITS RIGHT TO TRIAL BY JURY.

5.           Entire Agreement; Modification; Waiver; Amendment.  This MEPS Agreement constitutes the full and entire understanding of the parties hereto regarding the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements, documents, understanding or arrangements regarding the subject matter hereof and thereof.  Any amendment, modification or waiver of this Agreement or any provision hereof must be in writing executed by the parties hereto.

6.           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery, (ii) the next business day after the business day timely delivered to a recognized overnight courier or (iii) five (5) days after deposit in the mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

7Expenses.  Each Party shall be responsible for their own costs, fees and expenses incurred with the examination, review, negotiation, execution, delivery and performance of this Agreement and the agreements contemplated hereby and the transactions contemplated hereby and thereby.

1.	8.
Publicity; Press Releases.  Each of the parties to this Agreement hereby agrees with the other party hereto that no press release or similar public announcement or communication shall be made or be caused to be made, prior to, or, as the case may be after the Closing concerning the execution or performance of this Agreement unless the other party shall have provided its prior written consent, not to be unreasonably withheld.  Notwithstanding the foregoing, either party may make or cause to be made any press release or similar public announcement or communication as may be required to comply with the requirements of any Applicable Laws; provided, that, to the extent in the good faith judgment of such Party it is reasonably practicable to do so, such Party must (i) provide the other Party with an opportunity to review such Party’s intended communication and (ii) consider in good faith modifications to the intended communication that are requested by the other Party. To further the Parties’ intent to publicize the relationship, the Parties agree to only issue a mutually agreed upon press release announcing the relationship. THE PARTIES EACH ACKNOWLEDGE THAT A INFORMATION THAT MAY BE RELEASED TO THE PUBLIC AND PRESS MAY BE DETRIMENTAL TO EACH OF THE PARTIES.  IN SO FAR AS A PUBLIC OR PRESS RELEASE IS MADE WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE NON-RELEASING PARTIES, THE RELEASING PARTIES WILL PAY ANY DAMAGES AND COSTS RELATED TO THE UNAUTHORIZED RELEASE.

9.           Severability.  If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions completed by this Agreement is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement and the other Transaction Documents be consummated as originally contemplated to the fullest extent possible.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this MEPS Agreement.

GrowLife Inc,	Wise Phoenix LLC
By: _________________________	By: ________________________
Its: _________________________	Its: ________________________
Date: _________________________	Date: ________________________
R.X.N.B. Inc.	AJOA Holdings, LLC
By: _________________________	By: ________________________
Its: _________________________	Its: ________________________
Date: _________________________	Date: ________________________

Organic Growth International LLC	CEN Biotech Inc.
By: _________________________	By: ________________________
Its: _________________________	Its: ________________________
Date: _________________________	Date: ________________________

CANX USA LLC
By: _________________________
Its: _________________________
Date: _________________________